UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2557

Dreyfus Money Market Instruments, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
24	Proxy Results
25	Board Members Information
28	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Money Market Instruments, Inc.

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Instruments, Inc., covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good time for the financial markets, with rallies in the second half of the year helping stocks, bonds and money market instruments achieve positive absolute returns.A number of factors contributed to the markets’ gains, including a more moderate economic expansion, strong business conditions, subdued inflation, stabilizing interest rates and robust investor demand for most asset classes.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as reducing allocations to stocks and bonds generally meant missing subsequent rallies. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision. We believe that a better course is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations. Money market funds have continued to play an important role in that mix.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 16, 2007

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Senior Portfolio Manager

How did Dreyfus Money Market Instruments perform during the period?

During the 12-month period ended December 31, 2006, the fund produced yields of 4.53% for its Money Market Series and 4.35% for its Government Securities Series. Taking into account the effects of compounding, the fund also produced effective yields of 4.63% and 4.44% for its Money Market Series and Government Securities Series, respectively.1

What is the fund’s investment approach?

Each Series seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal:

The fund’s Money Market Series invests in a diversified portfolio of high-quality, short-term debt securities including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, and dollar-denominated obligations issued or guaranteed by foreign governments or any of their political subdivisions or agencies. Normally the Money Market Series invests at least 25% of its total assets in domestic or dollar-denominated foreign bank obligations.

The fund’s Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

The fund’s returns in 2006 were mainly influenced by changing economic conditions. The U.S. economy expanded at a robust 5.6% annualized rate in the first quarter of the year. Low unemployment and strong consumer confidence began to rekindle investors’ inflation concerns, and despite increases in short-term interest rates in January and March, the U.S.Treasury securities yield curve steepened.

In May, investors’ economic concerns intensified when hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in longer-term U.S.Treasury security prices. In addition, a falling unemployment rate stoked fears that wage inflation might accelerate. Hence, investors widely expected the Fed’s rate hikes in May to 5% and in June to 5.25%.

Investors’ concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter.The economy appeared to slow further over the summer, when housing markets softened and employment gains moderated. The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its August meeting, the first pause after more than two years of steady rate hikes.

The Fed again left overnight interest rates unchanged in September. While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. Oil prices tumbled to around $60 per barrel, helping to put a lid on one of the main drivers of the market’s inflation fears, while a decline in the unemployment rate helped to reassure investors that the economy was headed for a soft landing.

The Fed continued to hold overnight interest rates steady at its meeting in late October. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation remains above the Fed’s comfort zone.

The Fed’s concerns appeared to be warranted when an employment report released in December showed healthy employment gains. However, other economic data — including declines in consumer confidence and orders for durable goods — suggested that the economy continued to slow, but at a gradual pace that appeared to hold little risk of recession.

Over the first half of the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it has made little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant. Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. Current economic data suggest that the U.S. economy remains sound and inflationary pressures are moderating, which may allow the Fed to remain on hold for some time. However, new economic data could paint a different picture, making a relatively cautious investment posture prudent in our judgment.

January 16, 2007

An investment in either Series is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Series.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund’s Money Market Series and Government Securities Series reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s Money Market Series and
Government Series yields would have been 4.34% and 4.19%, respectively, and the effective yields would have been 4.43% and 4.28%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Instruments, Inc. from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006
	Money Market Series	Government Securities Series

Expenses paid per $1,000†	$ 2.81	$ 2.96
Ending value (after expenses)	$1,024.50	$1,023.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006
	Money Market Series	Government Securities Series

Expenses paid per $1,000†	$ 2.80	$ 2.96
Ending value (after expenses)	$1,022.43	$1,022.28

† Expenses are equal to the fund’s annualized expense ratio of .55% for Money Market Series and .58% for Government Securities Series; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES
December 31, 2006

	Principal
Negotiable Bank Certificates of Deposit—14.8%	Amount ($)	Value ($)

Bank of America N.A.
5.32%, 3/21/07	15,000,000 [a]	15,000,000
Bank of Ireland (Yankee)
5.26%, 5/21/07	20,000,000 [b]	20,004,807
Barclays Bank PLC (Yankee)
5.25%, 6/8/07	15,000,000	15,000,000
Calyon (Yankee)
5.33%, 5/10/07	20,000,000	20,000,000
HSH Nordbank AG (Yankee)
5.34%, 5/9/07	20,000,000 [b]	20,000,000
Total Negotiable Bank Certificates of Deposit
(cost $90,004,807)		90,004,807

Commercial Paper—59.8%

Amstel Funding Corp.
5.31%, 3/28/07	15,000,000 [b]	14,814,383
Bank of America Corp.
5.27%, 5/7/07	10,000,000	9,819,575
Barclays U.S. Funding Corp.
5.33%, 2/14/07	7,000,000	6,954,998
Bear Stearns Cos. Inc.
5.33%—5.38%, 3/20/07—3/30/07	25,000,000	24,689,500
Beta Finance Inc.
5.25%—5.32%, 2/16/07—6/15/07	15,000,000 [b]	14,815,813
CC (USA) Inc.
5.32%, 1/12/07—2/15/07	20,000,000 [b]	19,918,333
CHARTA LLC
5.32%, 2/21/07	20,000,000 [b]	19,851,250
CIESCO LLC
5.32%, 2/20/07	15,000,000 [b]	14,890,625
Concord Minutemen Capital Co. LLC
5.32%, 2/12/07	15,023,000 [b]	14,930,984
FCAR Owner Trust, Ser. I
5.38%, 3/19/07	5,000,000	4,943,961
Govco Inc.
5.32%, 2/21/07	25,000,000 [b]	24,814,063
Grampian Funding Ltd.
5.37%, 3/20/07	15,000,000 [b]	14,830,025

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Harrier Finance Funding Ltd.
5.38%, 3/20/07	10,000,000 [b]	9,886,575
HSBC Bank USA N.A.
5.33%, 5/7/07	20,000,000	19,636,700
Kredietbank N.A. Finance Corp.
5.31%, 3/1/07	20,000,000	19,828,244
Liquid Funding Ltd.
5.33%, 2/20/07	20,000,000 [b]	19,853,889
Prudential Funding LLC
5.28%, 1/2/07	18,000,000	17,997,360
Raiffeisen Zentralbank Oesterreich
5.33%, 4/3/07	15,000,000	14,801,050
Scaldis Capital Ltd.
5.39%, 3/12/07	20,519,000 [b]	20,309,535
Simba Funding Corp.
5.32%, 3/1/07	25,000,000 [b]	24,785,101
Solitaire Funding Ltd.
5.32%, 1/11/07	20,000,000 [b]	19,970,833
Three Pillars Funding LLC
5.33%, 4/9/07	12,731,000 [b]	12,550,266
Total Commercial Paper
(cost $364,893,063)		364,893,063

Corporate Notes—13.1%

Cullinan Finance Ltd.
5.32%, 10/25/07	25,000,000 [a,b]	24,997,002
General Electric Capital Corp.
5.31%, 1/24/07	25,000,000 [a]	25,000,000
Societe Generale
5.39%, 12/30/06	15,000,000 [a]	15,000,000
Wells Fargo & Co.
5.34%, 1/3/07	15,000,000 [a]	15,000,000
Total Corporate Notes
(cost $79,997,002)		79,997,002

Time Deposits—2.1%

State Street Bank and Trust Co., Boston, MA
(Grand Cayman) 5.12%, 1/2/07
(cost $12,700,000)	12,700,000	12,700,000

	Principal
Repurchase Agreements—9.0%	Amount ($)	Value ($)

UBS Securities LLC
5.27%, dated 12/29/06, due 1/2/07 in the amount
of $55,032,206 (fully collateralized by $9,728,000
Federal Home Loan Mortgage Corp., Notes, 4.50%-6.25%,
due 8/22/07-3/5/12, value $9,825,074, $23,336,000
Federal Home Loan Mortgage Corp., Strips, due
3/15/10-7/15/32, value $10,334,696, $17,732,000
Federal National Mortgage Association, Notes,
2.75%-5.25%, due 2/13/07-6/1/10, value $17,750,039
and $37,331,000 Federal National Mortgage
Association, Strips, due 11/15/08-1/15/27,
value $18,195,026)
(cost $55,000,000)	55,000,000	55,000,000

Total Investments (cost $602,594,872)	98.8%	602,594,872

Cash and Receivables (Net)	1.2%	7,576,760

Net Assets	100.0%	610,171,632

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $311,223,484 or 51.0% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Banking	40.8	Asset-Backed/Securities
Asset-Backed/		Arbitrage Vehicles	6.5
Multi-Seller Programs	15.9	Brokerage Firms	4.1
Asset-Backed/Structured		Finance	4.1
Investment Vehicles	14.7	Insurance	2.9
Repurchase Agreements	9.0	Asset-Backed/Single Seller	.8
			98.8

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF INVESTMENTS

GOVERNMENT SECURITIES SERIES
December 31, 2006

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—3.2%	Purchase (%)	Amount ($)	Value ($)

4/19/07
(cost $8,652,114)	5.06	8,782,000	8,652,114

Repurchase Agreements—97.2%

Banc of America Securities LLC
dated 12/29/06, due 1/2/07 in the
amount of $35,017,889 (fully collateralized
by $35,757,000 U.S. Treasury Bills, due
1/11/07, value $35,700,504)	4.60	35,000,000	35,000,000
Bear Stearns Cos. Inc.
dated 12/29/06, due 1/2/07 in the
amount of $40,019,556 (fully collateralized
by $40,945,000 U.S. Treasury Bills, due
3/22/07, value $40,490,511)	4.40	40,000,000	40,000,000
Citigroup Global Markets Holdings Inc.
dated 12/29/06, due 1/2/07 in the
amount of $35,018,667 (fully collateralized
by $112,991,000 U.S. Treasury Strips, due
8/15/29-2/15/36, value $35,700,334)	4.80	35,000,000	35,000,000
Goldman, Sachs & Co.
dated 12/29/06, due 1/2/07 in the
amount of $30,015,667 (fully collateralized
by $22,409,000 U.S. Treasury Bonds, 8.125%,
due 8/15/21, value $30,601,219)	4.70	30,000,000	30,000,000
Merrill Lynch & Co. Inc.
dated 12/29/06, due 1/2/07 in the
amount of $40,020,889 (fully collateralized
by $40,626,000 U.S. Treasury Notes, 4.125%,
due 8/15/08, value $40,807,377)	4.70	40,000,000	40,000,000
Morgan Stanley
dated 12/29/06, due 1/2/07 in the
amount of $40,021,467 (fully collateralized
by $125,655,000 U.S. Treasury Strips,
due 5/15/30, value $40,800,179)	4.83	40,000,000	40,000,000

		Annualized
		Yield on
		Date of	Principal
Repurchase Agreements (continued)		Purchase (%)	Amount ($)	Value ($)

UBS Securities LLC
dated 12/29/06, due 1/2/07 in the amount of
$40,021,333 (fully collateralized by $41,535,000
Treasury Inflation Protected Securities, 2%, due
1/15/16, value $40,800,498)		4.80	40,000,000	40,000,000
Total Repurchase Agreements
(cost $260,000,000)				260,000,000

Total Investments (cost $268,652,114)			100.4%	268,652,114
Liabilities, Less Cash and Receivables			(.4%)	(1,095,990)
Net Assets			100.0%	267,556,124

Portfolio Summary (Unaudited)†
	Value (%)			Value (%)

Repurchase Agreements	97.2	U.S. Treasury Bills		3.2
				100.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

	Money	Government
	Market	Securities
	Series	Series

Assets ($):
Investments in securities, See Statement
of Investments (including repurchase
agreements of $260,000,000 for the
Government Securities Series)—Note 2(b)	602,594,872	268,652,114
Cash	6,627,123	—
Interest receivable	1,427,703	101,600
Prepaid expenses	74,953	31,409
	610,724,651	268,785,123
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	450,200	160,737
Cash overdraft due to Custodian	—	235,209
Payable for shares of Common Stock redeemed	—	734,712
Accrued expenses	102,819	98,341
	553,019	1,228,999
Net Assets ($)	610,171,632	267,556,124
Composition of Net Assets ($):
Paid-in capital	610,188,713	267,556,124
Accumulated net realized gain (loss) on investments	(17,081)	—
Net Assets ($)	610,171,632	267,556,124

Net Asset Value Per Share
	Money	Government
	Market	Securities
	Series	Series

Net Assets ($)	610,171,632	267,556,124
Shares Outstanding	610,172,212	267,556,124
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended December 31, 2006

	Money	Government
	Market	Securities
	Series	Series

Investment Income ($):
Interest Income	27,924,861	12,913,312
Expenses—Note 2(c):
Management fee—Note 3(a)	2,727,906	1,309,664
Shareholder servicing costs—Note 3(b)	935,637	400,095
Registration fees	99,258	46,728
Custodian fees	76,867	65,617
Prospectus and shareholders’ reports	67,697	34,013
Directors’ fees and expenses—Note 3(c)	55,059	29,071
Professional fees	53,380	40,848
Miscellaneous	13,431	12,087
Total Expenses	4,029,235	1,938,123
Less—reduction in management fee
due to undertakings—Note 3(a)	(1,028,539)	(418,913)
Less—reduction in custody fees due to
earnings credits—Note 2(b)	(4,336)	(1,833)
Net Expenses	2,996,360	1,517,377
Investment Income—Net	24,928,501	11,395,935
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	6,701	16
Net Increase in Net Assets Resulting from Operations	24,935,202	11,395,951

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Series		Government Securities Series

	Year Ended December 31,		Year Ended December 31,

	2006	2005	2006	2005

Operations ($):
Investment income—net	24,928,501	8,703,831	11,395,935	6,337,464
Net realized gain (loss)
on investments	6,701	3,337	16	3,316
Net Increase (Decrease) in
Net Assets Resulting
from Operations	24,935,202	8,707,168	11,395,951	6,340,780
Dividends to
Shareholders from ($):
Investment income—net	(24,928,501)	(8,703,831)	(11,395,935)	(6,337,464)
Capital Stock Transactions
($1.00 per share):
Net proceeds from
shares sold	710,837,099	357,218,306	307,757,748	321,517,609
Dividends reinvested	2,427,350	834,733	4,657,049	2,683,292
Cost of shares redeemed	(444,358,606)	(340,085,832)	(303,887,865)	(334,282,864)
Increase (Decrease) in Net
Assets from Capital
Stock Transactions	268,905,843	17,967,207	8,526,932	(10,081,963)
Total Increase (Decrease)
in Net Assets	268,912,544	17,970,544	8,526,948	(10,078,647)
Net Assets ($):
Beginning of Period	341,259,088	323,288,544	259,029,176	269,107,823
End of Period	610,171,632	341,259,088	267,556,124	259,029,176

See notes to financial statements.

FINANCIAL HIGHLIGHTS Money Market Series

The following tables describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.045	.026	.007	.005	.013
Distributions:
Dividends from investment income—net	(.045)	(.026)	(.007)	(.005)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	4.61	2.65	.66	.48	1.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.79	.75	.79	.75
Ratio of net expenses
to average net assets	.55	.63	.75	.79	.75
Ratio of net investment income
to average net assets	4.57	2.62	.65	.48	1.29
Net Assets, end of period ($ x 1,000)	610,172	341,259	323,289	271,012	243,567

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS Government Securities Series

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.043	.025	.006	.005	.013
Distributions:
Dividends from investment income—net	(.043)	(.025)	(.006)	(.005)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	4.43	2.48	.57	.46	1.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.73	.73	.72	.69
Ratio of net expenses
to average net assets	.58	.63	.73	.72	.69
Ratio of net investment income
to average net assets	4.35	2.44	.56	.46	1.26
Net Assets, end of period ($ x 1,000)	267,556	259,029	269,108	285,688	318,633

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus Money Market Instruments, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company issuing two series: the Money Market Series and the Government Securities Series.The fund accounts separately for the assets, liabilities and operations of each series.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 5 billion shares of $.001 par value Common Stock for the Money Market Series and 10 billion shares of $.001 par value Common Stock for the Government Securities Series.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval ofThe Bank of NewYork Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to both series are allocated between them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, if any, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal tax purposes, each series is treated as a separate entity for the purposes of determining such qualification.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Money Market Series’ accumulated capital loss carryover of $17,081 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $1,158 of the carryover expires in fiscal 2007, $9,973 expires in fiscal 2008 and $5,950 expires in fiscal 2010.

The tax character of distributions for Money Market Series and Government Securities Series paid to shareholders during the fiscal year ended December 31, 2006 and December 31, 2005, were all ordinary income.

At December 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50% of the value of the average daily net assets of each series and is payable monthly.The Manager had undertaken from January 1, 2006 through December 31, 2006, to reduce the management fee paid by each series, if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .55% for Money Market Series and .58% for Government Securities Series of the value of each series’ average daily net assets.The reduction in management fee, for Money Market Series pursuant to the undertaking, amounted to $1,028,539 during the period ended December 31, 2006.The reduction in management fee, for Government Securities Series pursuant to the undertaking, amounted to $418,913 during the period ended December 31, 2006.

(b) Under the Shareholder Services Plan, each series reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of each series’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2006, the Money Market Series and the Government Securities Series were charged $241,946 and $158,282, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2006, the Money Market Series and the Government Securities Series, were charged $28,964 and $60,709, respectively, pursuant to the transfer agency agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for the Money Market Series consist of: management fees $523,613, chief compliance officer fees $2,044 and transfer agency per account fees $4,800, which are offset against an expense reimbursement currently in effect in the amount of $80,257.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for the Government Securities Series consist of: management fees $179,344, chief compliance officer fees $2,044 and transfer agency per account fees $10,000, which are offset against an expense reimbursement currently in effect in the amount of $30,651.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Money Market Instruments, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining,on a test basis,evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 15, 2007

The Fund 23

Dreyfus Money Market Instruments, Inc. IMPORTANT TAX INFORMATION (Unaudited)

Money Market Series

For federal tax purposes, the fund hereby designates 93.71% of the ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

Government Securities Series

For federal tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends.

PROXY RESULTS (Unaudited)

Dreyfus Money Market Instruments, Inc. held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	713,833,761		2,438,005
Joseph S. DiMartino	711,669,800		4,601,966
David P. Feldman	711,681,803		4,589,962
Ehud Houminer†	713,847,956		2,423,810
Gloria Messinger†	713,721,235		2,550,531
Anne Wexler†	713,589,005		2,682,760

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.
In addition to Joseph S. DiMartino and David P. Feldman, James F. Henry, Dr. Paul A. Marks and Dr. Martin
Peretz continue as Board members of the fund.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995) Principal Occupation During Past 5Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

Peggy C. Davis (63) Board Member (2006) Principal Occupation During Past 5Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 80

———————

David P. Feldman (67) Board Member (1994) Principal Occupation During Past 5Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76) Board Member (1980) Principal Occupation During Past 5Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66) Board Member (2006)

Principal Occupation During Past 5Years:

Other Board Memberships and Affiliations:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 78

———————

Gloria Messinger (77) Board Member (2006) Principal Occupation During Past 5Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48

Dr. Martin Peretz (67) Board Member (1980) Principal Occupation During Past 5Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48

———————

Anne Wexler (76) Board Member (2006) Principal Occupation During Past 5Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status on December 31st of the calendar year in which the Board Member reaches age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member Dr. Paul A. Marks, Emeritus Board Member Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 29

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,826 in 2007 and $59,561 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $20,796 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,619 in 2007 and $5,514 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

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(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $716 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

SSL-DOCS2 70128344v15

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Money Market Instruments, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	February 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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